“***” = CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Dated August 31, 2011

by and among

(1) CoaLogix Holdings, Inc.

(2)    Acorn Energy, Inc.

(3)     EnerTech Capital Partners III L.P.

(4)    William J. McMahon

(5)    Michael F. Mattes

(6)    Joe B. Cogdell

(7)     Eric B. Dana

and

(8)    Citibank, N.A.

____________________________________________________

ESCROW AGREEMENT
___________________________________________________

THIS ESCROW AGREEMENT (“Escrow Agreement”) is made this 31st day of August, 2011,

AMONG:

(1)    CoaLogix Holdings, Inc., a New York corporation (the “Buyer”),

(2)    Acorn Energy, Inc., a Delaware corporation (“Acorn”);

(3)    EnerTech Capital Partners III L.P., a Delaware limited partnership (“EnerTech”, and together with Acorn, the “Key Sellers”);

(4)    William J. McMahon, an individual;

(5)    Michael F. Mattes, an individual;

(6)    Joe B. Cogdell, an individual;

(7)    Eric B. Dana, an individual (together with Acorn, EnerTech and the above-referenced individuals, the “Sellers”); and

(8)    Citibank, N.A., a national banking association (the “Escrow Agent”, and together with the Sellers and the Buyer, the “Parties”).

RECITALS:

(A)    The Sellers and the Buyer, together with CoaLogix Inc., a Delaware corporation (the “Company”), have entered into that certain Stock Purchase Agreement dated July 28, 2011, amended August 31, 2011 (the “Purchase Agreement”), pursuant to which the Buyer is to purchase all of the issued and outstanding shares of capital stock of the Company (the “Shares”) as detailed in the Purchase Agreement.

(B)    The Purchase Agreement provides that, at the closing of such purchase, an aggregate amount of $*** (“Escrow Funds”) will be paid by the Buyer to the Escrow Agent to hold in escrow, as partial consideration for the purchase of the Shares.

(C)    The Purchase Agreement further provides that the Parties shall enter into this Escrow Agreement at the closing of the contribution, purchase and sale of the Shares.

(D)    Accordingly, it is the desire and intention of the Parties to cause the Escrow Funds to be deposited in a segregated escrow account with the Escrow Agent on the terms and conditions set out in this Escrow Agreement and thereafter only to be released to the entities entitled thereto pursuant to the Purchase Agreement in accordance with the terms and conditions set forth in this Escrow Agreement.

(E)    Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

IT IS AGREED AS FOLLOWS:
1    CREATION AND EFFECT OF ESCROW
1.1    On the date hereof, the Buyer will pay the Escrow Funds to the Escrow Agent for deposit in segregated sub-escrow accounts to be established by the Escrow Agent (collectively, the “Escrow Account”). Upon the deposit of the Escrow Funds, the Escrow Agent shall immediately allocate the Escrow Funds into six sub-accounts (the “Sub-Accounts”) in the amounts set forth on Schedule I hereto. Such allocated amounts shall be held by the Escrow Agent in the Escrow Account for the benefit of the Buyer and the Seller to which such amounts are allocated, subject to the terms and conditions of this Escrow Agreement. Funds shall be transferred to the Escrow Agent as follows:

Bank:            Citibank, N.A.
ABA Number:         021000089
Credit Account#:    37432464
Credit Account Name:     PBG Concentration Account
For Further Credit to:     CoaLogix Holding, Various Sellers Sub-Escrow Accounts
Attn:            Peter English (212) 783-7111
2    ESCROW TERM
2.1    The Escrow Agent shall hold the Escrow Funds until the termination of this Escrow Agreement pursuant to Section 2.2.
2.2    This Escrow Agreement shall terminate upon the earlier of the following to occur:

2.2.1
the receipt by the Escrow Agent of a written instruction addressed to the Escrow Agent which has been signed on behalf of the Buyer and the Key Sellers that this Escrow Agreement has been terminated; or

2.2.2	the release of all of the Escrow Funds and all interest accrued thereon by the Escrow Agent, such that the remaining balance of the Escrow Account is zero.
2.3    All earnings, if any, on Escrow Funds in any Sub-Account (“Escrow Earnings”) during this period will accrue for the benefit of Buyer and the Seller for whose benefit such Escrow Funds are held and shall become a part of the Escrow Funds in the relevant Sub-Account when accrued and shall be available to satisfy any indemnity claims made under the Purchase Agreement against such Seller. Any Escrow Earnings remaining in any Sub-Account upon the termination of this Escrow Agreement shall be released to the Seller for whose benefit the Escrow Funds in such Sub-Account are held. For United States federal income tax purposes, the Parties agree that any Escrow Earnings shall be treated as income of the Seller for whose benefit the underlying Escrow Funds are held, in accordance with U.S. Treasury Regulations Section 1.468B-7(c).
3    RELEASE AND DISTRIBUTION OF ESCROW FUNDS
3.1    Release of Escrow Funds.

3.1.1
The Escrow Agent shall release Escrow Funds from any Sub-Account upon receipt of either (i) joint written instructions from the Buyer and the Seller for whose benefit the Escrow Funds in such Sub-Account are held, specifying their mutual agreement as to the release of Escrow Funds from such Sub-Account (“Payment Instructions”), or (ii) receipt by the Escrow Agent of a written notice from the Buyer or from the Seller to which such Sub-Account is allocated stating that a final judgment with respect to the release of Escrow Funds in such Sub-Account has been rendered (a “Judgment Notice”) which is accompanied by a copy of a final, non-appealable order of a court of competent jurisdiction (“Order”), pursuant to which such court has determined whether and to what extent the Buyer or such Seller is entitled to the release of Escrow Funds in such Sub-Account.

3.1.2
If the Escrow Agent has received Payment Instructions or a Judgment Notice and Order, as applicable, and if such Payment Instructions or Judgment Notice and Order, as applicable, indicate that the Buyer or any Seller is entitled to payment of all or any portion of the Escrow Funds, then the Escrow Agent shall release from the Escrow Funds and pay to Buyer or the Sellers, as applicable, such amount specified in such Payment Instructions or Judgment Notice and Order, as applicable. Any payment will be made on or before the fifth (5th) business day following the date on which the Escrow Agent received such Payment Instructions or the Judgment Notice and Order, as applicable. The Escrow Agent may conclusively rely upon an opinion of counsel to the presenting party that the Judgment Notice and Order is final and non-appealable and is from a court of competent jurisdiction.

3.1.3
As promptly as practicable following any disbursement or release of funds from the Escrow Funds, the Escrow Agent shall send a written statement to the Buyer and each Seller stating the amount and recipients of each such disbursement.

3.1.4
The Parties shall, and shall cause their respective affiliates to, execute and deliver on a timely basis any and all notices, instructions or other documents required under this Escrow Agreement. Without limiting the generality of the foregoing, the Parties (other than the Escrow Agent) shall execute and deliver all such instructions as may be necessary, and will cooperate in good faith, to ensure distributions of the Escrow Funds to the entities or individuals entitled thereto under the terms of the Purchase Agreement.

3.1.5
The Escrow Agent shall release an amount of Escrow Funds from any Seller's Sub-Account to such Seller upon receipt of a written notice from such Seller stating that such amount is required by the Seller to pay taxes in respect of Escrow Earnings; provided, however, that such amount may not exceed 35% of all Escrow Earnings that have accrued to the Escrow Funds held for the benefit of such Seller since the last date on which a release was made under this Section 3.1.5 (or, if no such release has yet been made, since the initial funding of the Escrow Account). Any release under this Section 3.1.5 shall be on or before the fifth (5th) Business Day following the date on which the Escrow Agent received such written notice.

4    INVESTMENT OF FUNDS
4.1    Investment. The Escrow Agent shall invest the Escrow Funds in a “non-interest bearing transaction account” as set forth in Schedule II attached hereto. The Escrow Funds shall at all times remain available for distribution in accordance with Section 3 herein. The Escrow Agent is authorized to establish a non-interest bearing transaction account for the Escrow Funds and to transfer cash balances between the Escrow Account and its respective non-interest bearing transaction account when necessary to facilitate payments in accordance with the terms herein. It is understood that a monthly account statement will be issued for each non-interest bearing transaction account established in addition to the monthly account statement for the Escrow Account.
4.2    The Escrow Agent Not Responsible For Investment Decisions. Absent its timely receipt of such specific joint written instruction from the Buyer and the Key Sellers, the Escrow Agent shall have no obligation or duty to invest (or otherwise pay interest on) the Escrow Funds other than as specified in Section 4.1. All earnings, if any, received from the investment of the Escrow Funds in any Sub-Account shall be credited to, and shall become a part of, the Escrow Funds in such Sub-Account (and any losses on such investments shall be debited to the Escrow Funds in such Sub-Account). The Escrow Agent shall have no liability for any investment losses, including without limitation any market loss on any investment liquidated prior to maturity in order to make a payment required hereunder.
4.3    Transaction Confirmations. The Escrow Agent will furnish the Buyer and each Seller with monthly account statements and periodic cash transaction statements that shall include detail for all investment transactions made by the Escrow Agent hereunder in the Escrow Agent's standard statement format.
5    ESCROW AGENT'S RESPONSIBILITIES
5.1    It is agreed that the duties of the Escrow Agent are only such as are herein specifically provided, being purely ministerial in nature, and that it shall incur no liability whatsoever except for wilful misconduct or gross negligence so long as it has acted in good faith. With the exception of this Escrow Agreement, the Escrow Agent is not responsible for, or chargeable with knowledge of, any terms or provisions contained in any underlying agreement referred to in this Escrow Agreement or any other separate agreements and understandings between the Parties. The Escrow Agent shall not be liable for the accuracy of any calculations provided to it or the sufficiency of any funds for any purpose. In no event shall the Escrow Agent be liable for any special, indirect or consequential damages, other than such damages arising out of fraudulent or grossly negligent actions taken by the Escrow Agent. The Escrow Agent shall be under no responsibility in respect of the Escrow Funds deposited with it other than to follow the instructions herein contained. It may consult with independent legal counsel and shall be fully protected in any action taken in good faith, in accordance with the advice of such counsel. It shall not be required to defend any legal proceedings which may be instituted against it in respect of the subject matter of these instructions unless requested to do so by one or more of the Parties hereto and unless indemnified by the requesting Party to its reasonable satisfaction against the cost and expense of such defence. The Escrow Agent shall have the right to file legal proceedings, including an interpleader, to determine the proper disposition of assets hereunder, all costs thereof constituting an expense of this Escrow Agreement. Further limitations on liability and terms relating to the engagement of the Escrow Agent are attached hereto as Appendix A and incorporated herein by reference.
6    COmpensation of THE Escrow Agent

6.1    The Escrow Agent shall receive compensation for its services in accordance with Appendix B attached hereto.
6.2    The Escrow Agent's fee pursuant to the compensation hereinabove shall be borne equally by the Buyer on one hand and the Sellers, jointly and severally, on the other hand.
7    Authorization
7.1    The execution, delivery of and performance under this Escrow Agreement by the Buyer and the Sellers have been duly authorized by all necessary and appropriate action. The names, titles, signatures and contact information of the persons authorized to deliver notices or instructions to the Escrow Agent on behalf of the Buyer and the Sellers are attached as Appendix C to this Escrow Agreement (the “Authorized Persons”) and the Tax Identification Number for the Buyer and the Sellers shall be provided to the Escrow Agent on IRS Form W9 or as set forth below their respective signatures. The Buyer or Sellers may, by written notice to the Escrow Agent, add, delete or update information regarding the Authorized Persons set forth on Appendix C.
8    USA Patriot Act information and related provisions
8.1    The Parties shall provide to the Escrow Agent such information as the Escrow Agent may reasonably require to permit the Escrow Agent to comply with its obligations under the federal USA PATRIOT Act (Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001). The Escrow Agent shall not credit any amount of interest or investment proceeds earned on the Escrow Fund, or make any payment of all or a portion of the Escrow Fund, to any person unless and until such person has provided to the Escrow Agent such documents as the Escrow Agent may require to permit the Escrow Agent to comply with its obligations under such Act.
9    Wire transfers
9.1    In the event wire transfer instructions are given, whether in writing, by fax or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the designated Authorized Person, and the Escrow Agent may rely upon the confirmations of anyone purporting to be such Authorized Person upon such telephone call-back. The Escrow Agent and the beneficiary's bank in any wire transfer may rely solely upon any account numbers or similar identifying numbers provided by the Parties to identify (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of escrowed funds for any payment order it executes using any such identifying number, even when its use may result in a person other than the beneficiary being paid, or the wire transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The Parties to this Agreement acknowledge that such security procedure is commercially reasonable.
10    GENERAL
10.1    Notices
Except as otherwise noted in this Agreement, all notices and other communications required or permitted to be given by any provision of this Agreement shall be in writing and mailed (certified or registered mail, postage prepaid, return receipt requested) or sent by hand or overnight courier, or by facsimile transmission (with acknowledgment received), charges prepaid and addressed to the intended recipient as follows, or to such other addresses or numbers as may be specified by a Party from time to time by like notice to the other Parties:

if to Buyer, to
Energy Capital Partners
11943 El Camino Real, Suite 220
San Diego, California 92130
Fax: (858) 703-4401
Telephone: (858) 703-4400
Attention: ***
Email: ***@ECPartners.com

with a copy to:
Latham & Watkins LLP
355 South Grand Avenue
Los Angeles, CA 90071-1560
Fax: (213) 891-8763
Attention: David B. Rogers and Ora T. Fisher
Email: David.Rogers @LW.com and Ora.Fisher@LW.com
if to the Sellers, to
Acorn Energy, Inc.
4 W. Rockland Road
Post Office Box 9
Montchanin, DE 19710
Fax: (302) 656-1703
Telephone: (302) 656-1707
Attention: ***
Email: ***@acornenergy.com
Enertech Capital Partners III, L.P.
Building D Suite 105
625 W. Ridge Pike
Conshohocken, PA 19428
Fax: (484) 582-1091
Telephone: (484) 539-1860
Attention: Scott Ungerer
Email: sungerer@enertechcapital.com
William J. McMahon
***
Fax: ***
Telephone: ***
Attention: William J. McMahon
Email: ***@bellsouth.net
Michael F. Mattes
***
Fax: ***

Telephone: ***
Attention: Michael F. Mattes
Email: ***@comporium.net
Joe B. Cogdell, Jr.
***
Fax: ***
Telephone: ***
Attention: Joe B. Cogdell, Jr.
Email: ***@gmail.com
and
Eric B. Dana
***
Fax: ***
Telephone: ***
Attention: Eric B. Dana
Email: ***@aol.com
with copies to:
Eilenberg & Krause L.L.P.
11 E 44th Street, 19th Floor
New York, NY 10017
Fax: (212) 986-2399
Attention: Sheldon Krause
Email: sk@ezlaw.com

Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104-2808
Fax: (215) 994-2222
Attention: Ian A. Hartman
Email: ian.hartman@dechert.com

and

Chadbourne & Parke LLP
30 Rockefeller Plaza
New York, NY 10112
Fax: (646) 710-1002
Attention: Jonathan M.A. Melmed
Email: jmelmed@chadbourne.com
if to the Escrow Agent, to

Citi Private Bank
666 Fifth Avenue - 7th Floor
New York, New York 10103
Fax: (212) 783-7131
Telephone: (212) 783-7110
Attention: Kerry McDonough, Director
All notices and other communications given in accordance with the provisions of this Agreement shall be deemed to have been given and received when delivered by hand or transmitted by facsimile (with acknowledgment received), three (3) business days after the same are sent by certified or registered mail, postage prepaid, return receipt requested or one (1) business day after the same are sent by a reliable overnight courier service, with acknowledgment of receipt.
10.2    Entire Agreement
This Escrow Agreement (and, with respect to the Parties other than the Escrow Agent, the Purchase Agreement) supersede any and all oral or written agreements heretofore made relating to the subject matter hereof and constitute the entire agreement of the Parties relating to the escrow created by this Escrow Agreement.
10.3    No Third Party Beneficiaries
Except as otherwise expressly provided herein, nothing herein expressed or implied is intended or shall be construed to confer upon or to give any person, firm or corporation, other than the Parties, any rights or remedies under or by reason of this Escrow Agreement.
10.4    Headings
The headings in this Escrow Agreement are inserted for convenience and are for reference only and shall not be a part of or control or affect the meaning hereof.
10.5    Counterparts
This Escrow Agreement may be executed in one or more counterparts, each of which counterparts shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Escrow Agreement. Facsimile signatures on counterparts of this Escrow Agreement shall be deemed original signatures with all rights accruing thereto.
10.6    Governing Law
This Escrow Agreement shall be governed by the law of the State of New York in all respects. The Parties hereto irrevocably and unconditionally submit to the jurisdiction of a federal or state court located in the Borough of Manhattan, City, County and State of New York, in connection with any proceedings commenced regarding this Escrow Agreement, including but not limited to, any interpleader proceeding or proceeding for the appointment of a successor escrow agent the Escrow Agent may commence pursuant to this Escrow Agreement, and all Parties irrevocably submit to the jurisdiction of such courts for the determination of all issues in such proceedings, without regard to any principles of conflicts of laws, and irrevocably waive any objection to venue of inconvenient forum.
10.7    No Waiver
No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereto, and no single or partial exercise thereof shall preclude any right or further exercise or the exercise of any other right, power or privilege.
10.8    Severability
Should any one or more of the provisions hereof be determined to be illegal or unenforceable, all other provisions hereof shall be given effect separately therefrom and shall not be affected thereby.
10.9    Successors and Assigns
This Escrow Agreement shall inure to the benefit of and be binding upon the respective Parties in interest and their heirs, executors, administrators, legal representatives, successors and assigns.

IN WITNESS WHEREOF, the Parties have executed this Escrow Agreement as of the date first above written.

CoaLogix Holdings, Inc.

By: _____________________________
Name: Andrew D. Singer
Title: President

ACORN ENERGY, INC.

By: ______________________________
Name: John A. Moore
Title: President and Chief Executive Officer

ENERTECH CAPITAL PARTNERS III, L.P.

By: ECPIII Management, L.P., its General Partner

By: ECPIII Management LLC, its General Partner

By: ______________________________
Name: Scott Ungerer
Title: President and Chief Executive Officer

ERIC B. DANA

_________________________________

WILLIAM J. MCMAHON

_________________________________

MICHAEL F. MATTES

_________________________________

JOE B. COGDELL, JR.

_________________________________

CITIBANK, N.A.

By: ______________________________
Name:
Title:

APPENDIX A
ESCROW AGENT'S DISCLAIMERS AND INDEMNITY

APPENDIX B
ESCROW AGENT'S FEE

APPENDIX C

Schedule I

Acorn Energy, Inc.	$ ***
***	$ ***
***	$ ***
Joe B. Cogdell, Jr.	$ ***
***	$ ***
William J. McMahon	$ ***

Schedule II